Earnings Presentation July 26, 2021 NASDAQ: IBTX Exhibit 99.2

NASDAQ: IBTX 2 Safe Harbor Statement The numbers as of and for the quarter ended June 30, 2021 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, it's Quarterly Report on Form 10-Q for the period ended March 31, 2021, and its other filings with the Securities and Exchange Commission.

NASDAQ: IBTX 3 Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for credit losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

NASDAQ: IBTX 4 David R. Brooks Chairman of the Board, CEO and President, Director • 41 years in the financial services industry; 33 years at Independent Bank • Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Michelle S. Hickox Executive Vice President, Chief Financial Officer • 31 years in the financial services industry; 9 years at Independent Bank • Formerly a Financial Services Audit Partner at RSM US LLP • Certified Public Accountant Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director • 38 years in the financial services industry; 32 years at Independent Bank • Active in community banking since the early 1980s Today's Presenters

NASDAQ: IBTX 5 2021 Q2 Results GAAP $1.35 EPS $58.2 Million Net Income 1.28% Return on Average Assets 9.27% Return on Average Equity 14.23% Total Capital Ratio 9.03% Leverage Ratio Adjusted1 $1.35 Adj. EPS $58.2 Million Adj. Net Income 1.28% Adj. Return on Average Assets 9.27% Adj. Return on Average Equity 16.19% Return on Tangible Equity 8.45% TCE Highlights • Solid organic loan growth of 12.4% annualized for the quarter, (excluding warehouse and PPP) • Improved credit metrics with nonperforming assets of 0.29% of total assets • Strong capital levels with an estimated total capital ratio of 14.23%, leverage ratio of 9.03%, and (non-GAAP) tangible common equity (TCE) ratio of 8.45% • Announced redemption of $40 million in subordinated debentures in July 2021 • Grew book value by $1.17 per share to $58.89 and tangible book value per share by $1.24 to $33.98 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

NASDAQ: IBTX 6 2021 Q2 Selected Financials $ in thousands, except per share data As of and for the Quarter Ended Selected Balance Sheet Data June 30, 2021 March 31, 2021 June 30, 2020 Linked Quarter Change Annual Change Total Assets $ 18,447,721 $ 18,115,336 $ 16,986,025 1.8% 8.6 % LHFI, Excluding Mortgage Warehouse Loans1 11,576,332 11,665,058 11,690,356 (0.8) % (1.0) % Mortgage Warehouse Loans 894,324 1,105,699 903,630 (19.1) % (1.0) % Total Deposits 15,063,791 14,803,792 13,299,035 1.8% 13.3 % Total Borrowings (Other Than Junior Subordinated Debentures) 681,023 683,350 1,116,462 (0.3) % (39.0) % Total Stockholders’ Equity 2,542,885 2,493,117 2,424,960 2.0% 4.9 % Selected Earnings and Profitability Data Net Interest Income $ 129,297 $ 129,729 $ 128,372 (0.3) % 0.7 % Net Interest Margin 3.14% 3.29% 3.51% (4.6) % (10.5) % Adjusted Net Interest Margin2 3.14% 3.29% 3.50% (4.6) % (10.3) % Noninterest Income $ 15,926 $ 18,609 $ 25,414 (14.4) % (37.3) % Noninterest Expense 78,013 75,113 83,069 3.9% (6.1) % Net Income 58,243 59,980 38,693 (2.9) % 50.5 % Adjusted Net Income3 58,243 60,084 49,076 (3.1) % 18.7 % Basic EPS 1.35 1.39 0.90 (2.9) % 50.0 % Adjusted Basic EPS3 1.35 1.39 1.14 (2.9) % 18.4 % Diluted EPS 1.35 1.39 0.90 (2.9) % 50.0 % Adjusted Diluted EPS3 1.35 1.39 1.14 (2.9) % 18.4 % Return on Average Assets 1.28% 1.37% 0.94% (6.6) % 36.2 % Adjusted Return on Average Assets3 1.28% 1.37% 1.20% (6.6) % 6.7% 1LHFI includes SBA PPP loans of $490,485, $912,176 and $823,289, respectively. LHFI are shown at amortized cost at June 30, 2021 and March 31, 2021 and recorded investment at June 30, 2020. 2Prior to the adoption of CECL, excludes unexpected income recognized on credit impaired acquired loans of $354 for the quarter ended June 30, 2020. 3Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

NASDAQ: IBTX 7 (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. (2) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 7 Year Ending $21.19 $23.76 $27.44 $28.99 $33.23 $2.88 $2.97 $4.33 $4.46 $4.67 $3.04 $3.45 $4.47 $5.08 $4.87 Tangible Book Value (2) EPS Adjusted EPS (2) 2016 2017 (1) 2018 2019 2020 Quarter Ending $31.05 $32.17 $33.23 $32.74 $33.98 $0.90 $1.39 $1.35 $1.39 $1.35 $1.14 $1.38 $1.34 $1.39 $1.35 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Tangible Book Value, EPS and Adjusted EPS Per Share Trends (Diluted)

NASDAQ: IBTX 8 Quarter Ending $128.0 $129.3 $20.7 $15.7 $65.2 $77.8 $3.2 $3.1 41.73% 51.48% Q2 2020 Q2 2021 Year Ending $322.5 $499.6 $513.2 $41.5 $65.9 $79.7 $189.4 $272.7 $285.7 $5.7 $12.9 $12.7 50.47% 45.95% 46.04% Adjusted net interest income Adjusted noninterest income Adjusted noninterest expense Amortization of other intangible assets Adjusted efficiency ratio 2018 2019 2020 (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 8 $ in Millions Adjusted Efficiency Ratio Trends (1)

NASDAQ: IBTX 9 Total Loans by Year and Current Annual Trend ($ in Millions)(1) Quarter Ending $12,667 $12,514 Q2 2020 Q2 2021 (1) Includes loans held for sale and mortgage warehouse purchase loans 9 Year Ending $7,921 $11,652 $13,159 Organic Impact of Acquisitions PPP Loans 2018 2019 2020 1.2% Total Decrease (1.5% Increase, net PPP)2018 - 2020 CAGR 28.9% Loan Portfolio Growth

NASDAQ: IBTX 10 CRE 50.7% 1-4 Family 10.8% 1-4 Family Construc… 2.7% Consum… 0.7% C&I 25.1% Agricultural 0.6% Construction & Development 9.4% Houston 21.8% Colorado 27.7% As of June 30, 2021: $11,576 Million LHFI 1 $894 Million Mortgage Warehouse 0.45% NPLs/LHFI 0.13% NCOs/Avg. Total Loans 2021 Q2 Annualized 294.88% Allowance/NPLs LOANS BY REGION (6/30/2021) Owner Occupied CRE 27.0% Non-Owner Occupied CRE 73.0% LOAN COMPOSITION (6/30/2021) Central Texas 12.5% North Texas 38.0% 1 LHFI excludes mortgage warehouse purchase loans. Loan Portfolio Overview 4.42% 2021 YTD Loan Yield

NASDAQ: IBTX 11 Land/Land Development 22.9% CRE Construction 60.8% SFR Construction 16.3% Retail 18.5% Office 19.8% Hotel/Motel 6.7% Multifamily 16.6% Misc. CRE 25.4% Construction & Development As of June 30, 2021: $1.5 Billion C&D Portfolio Size 78% C&D / Bank Regulatory Capital 96.1% Loans in IBTX Markets1 (Texas and Colorado) $2.0 Million Average Loan Size1 596 C&D Loans1 37.3% Owner Occupied C&D Loans1 CRE CONSTRUCTION PORTFOLIO LOANS > $500 THOUSAND (6/30/2021) Industrial 5.1% C&D PORTFOLIO LOANS > $500 THOUSAND (6/30/2021) Healthcare 7.9% 1Loans > $500 thousand

NASDAQ: IBTX 12 Multifamily 8.8% Office and Office Warehouse 22.5% Retail 27.9% Hotel/Motel 5.8% Industrial 8.6% Daycare/School 2.7% Healthcare 5.8% Church 1.8% Convenience Store 2.9% Mini Storage 2.1% Restaurant 2.7% Miscellaneous 4.0% Mixed Use (Non-Retail) 1.6% Delearships 1.4% RV & Mobile Home Parks 1.4% Commercial Real Estate CRE COMPOSITION (6/30/2021) As of June 30, 2021: $6.3 Billion CRE Loans 326% CRE / Regulatory Bank Capital $28.4 Million Largest CRE Loan Size $1.3 Million Average CRE Loan Size 27.0% Owner Occupied

NASDAQ: IBTX 13 Retail CRE & C&D As of June 30, 2021: $1.9 Billion Retail Loan Portfolio Size $28.4 Million Largest Retail Loan 1,027 Total Retail Loans 95.4% Loans in IBTX Markets (Texas and Colorado) $1.9 Million Average Loan Size 87 Number of Loans >$5MM $8.6 Million Avg. Size of Loans >$5MM Strip Center 74.9% Big Box 1.6% Mixed Use 10.8% Free Standing / Single Tenant 12.7% RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 6/30/2021 54% Weighted Average LTV Pre-Pandemic (March 2020) 1.68x Weighted Average DSCR Pre-Pandemic (March 2020)

NASDAQ: IBTX 14 Office Non-Owner Occupied 48.7% Office Owner Occupied 17.5% Office/Warehouse Non-Owner Occupied 21.1% Office/Warehouse Owner Occupied 12.7% Office CRE & C&D As of June 30, 2021: $1.6 Billion Total Office CRE $20.0 Million Largest Office Loan $1.0 Million Average Loan Size 30.2% Owner Occupied 33.8% Office/Warehouse OFFICE CRE COMPOSITION 6/30/2021

NASDAQ: IBTX 15 Hotel Loans by Property Location 49.1% 42.3% Texas Colorado Other Hotel & Motel As of June 30, 2021: $416.5 Million Hotel & Motel Loan Portfolio Size $5.6 Million Average Loan Size 47.2% Average LTV 1.78x Weighted Average DSCR Pre-Pandemic (March 2020) We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/ select service properties in our core markets across Texas and Colorado. Hotel Loans by Type 88.1% 11.9% CRE Construction & Development 8.6% Hotel Loans by Product Type 17.9% 73.5%8.6% Full Service Brand Limited/Selected Service Brand Boutique/Independent

NASDAQ: IBTX 16 Energy Lending As of June 30, 2021: $240.6 Million Size of Energy Portfolio 94.6% / 5.4% E&P Loans / Services Loans 10.4% Energy ACL / Energy Loans 2.1% Energy Loans / Total LHFI Energy assets are well-diversified by basin across the United States. Energy by Type $227.6 $13.0 E&P Services $ in millions

NASDAQ: IBTX 17 3.03% 3.43% 2.91% 2.36% 1.83% 1.44% 1.49% 1.50% 0.91% 0.68% 0.64% 0.76% 0.71% 4.41% 4.15% 4.11% 3.36% 2.67% 2.07% 1.71% 1.57% 1.31% 1.12% 0.98% 1.22% 1.21%1.62% 1.89% 1.14% 0.81% 0.53% 0.32% 0.37% 0.39% 0.24% 0.16% 0.24% 0.44% 0.45% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q2 1.22% 1.05% 0.74% 0.40% 0.19% 0.11% 0.16% 0.28% 0.18% 0.18% 0.16% 0.26% 0.04% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43% 0.46% 0.48% 0.46% 0.49% 0.49% 0.33% 0.21% 0.31% 0.11% 0.06% 0.09% 0.03% 0.02% 0.12% 0.01% 0.06% 0.07% 0.05% 0.07% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD Historically Strong Credit Culture Source: S&P Global. Note: Financial data as of and for the quarter ended March 31, 2021 for U.S. and Texas banking industry aggregate data and June 30, 2021 for IBTX. (1) LHFI excludes mortgage warehouse purchase loans. (2) 2021 YTD numbers are annualized. NCOs / Average Total Loans (2)NPLs / LHFI (1)

NASDAQ: IBTX 18 Quarter Ending $23,121 $7,620 $3,871 $(2,500) $(6,500) $1,469 $184 $3,542 $408 $3,916 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Year Ending $9,860 $14,805 $42,993 $4,460 $8,146 $6,634 Provision expense Net charge-offs 2018 2019 2020 $ in Thousands 18 Provision & Charge-offs 0.06% 0.05%0.07% 0.01% 0.13%0.05% 0.11%0.01% NCOs / Avg. Total Loans (1) (1) Quarterly metrics are annualized.

NASDAQ: IBTX 19 Period Ending $6,633 $7,738 $11,941 $14,399 $15,064 0.46% 0.83% 1.08% 0.59% 0.34% Deposits Average YTD Rate (1) 2017 2018 2019 2020 Q2 2021 Noninterest-Bearing Demand 30.8% Interest-Bearing Checking 30.2% Public Funds 12.3%Savings 4.7% CDs < $100k 1.3% CDs > $100k 3.8% IRAs 0.5% (1) Average rate for total deposits 19 2021 YTD Average Rate for Interest-bearing deposits: 0.48% Total cost of deposits QTD Q2 2021: 0.31% Deposit Mix & Pricing DEPOSIT MIX 6/30/2021 DEPOSIT GROWTH VS. AVERAGE RATE Money Market 16.4%

NASDAQ: IBTX 20 Agency Securities 26.7% Mortgage-Backed Securities 44.1% Tax-Exempt Municipals 22.1% Taxable Municipals 2.5% Corporates 1.9% CRA 0.1% U.S. Treasury Securities 2.6% Securities Portfolio As of June 30, 2021: 2.07% QTD Yield 4.49 Duration 8.5% of Total Assets $1.6 Billion Portfolio Size INVESTMENT PORTFOLIO COMPOSITION 6/30/2021

NASDAQ: IBTX 21 Consolidated Capital (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Period Ending 9.61% 10.05% 9.76% 10.33% 10.94% 11.14% 8.92% 9.57% 9.32% 9.12% 9.01% 9.03% 12.56% 12.58% 11.83% 13.32% 14.13% 14.23% 8.37% 9.24% 8.98% 8.60% 8.30% 8.45% 10.05% 10.41% 10.19% 10.74% 11.36% 11.55% Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets 12/31/17 12/31/18 12/31/19 12/31/20 2021 Q1 2021 Q2

22 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods As of and for the Quarter Ended ($ in thousands except per share data) June 30, 2021 March 31, 2021 June 30, 2020 Net Interest Income - Reported (a) $129,297 $129,729 $128,372 Unexpected income recognized on credit impaired acquired loans (1) — — (354) Adjusted Net Interest Income (b) 129,297 129,729 128,018 Provision Expense - Reported (c) (6,500) (2,500) 23,121 Noninterest Income - Reported (d) 15,926 18,609 25,414 Gain on sale of loans (26) — (689) Gain on sale of other real estate — — (12) Gain on sale of securities available for sale — — (26) Loss (gain) on sale and disposal of premises and equipment 13 7 (340) Recoveries on loans charged off prior to acquisition (204) (129) (3,640) Adjusted Noninterest Income (e) 15,709 18,487 20,707 Noninterest Expense - Reported (f) 78,013 75,113 83,069 OREO impairment — — (738) Impairment of assets — (9) — COVID-19 expense — — (1,451) Acquisition expense (217) (244) (15,644) Adjusted Noninterest Expense (g) 77,796 74,860 65,236 Income Tax Expense - Reported (h) 15,467 15,745 8,903 Net Income - Reported (a) - (c) + (d) - (f) - (h) = (i) $58,243 $59,980 $38,693 Adjusted Net Income (2) (b) - (c) + (e) - (g) = (j) $58,243 $60,084 $49,076 Average shares for basic EPS (k) 43,188,050 43,178,522 43,041,660 Average shares for diluted EPS (l) 43,247,195 43,222,943 43,177,986 Reported Basic EPS (i) / (k) $1.35 $1.39 $0.90 Reported Diluted EPS (i) / (l) $1.35 $1.39 $0.90 Adjusted Basic EPS (j) / (k) $1.35 $1.39 $1.14 Adjusted Diluted EPS (j) / (l) $1.35 $1.39 $1.14 EFFICIENCY RATIO Amortization of other intangible assets (m) $3,145 $3,145 $3,175 Reported Efficiency Ratio (f - m) / (a + d) 51.55% 48.52% 51.95% Adjusted Efficiency Ratio (g - m) / (b + e) 51.48% 48.39% 41.73% PROFITABILITY (3) Total Average Assets (n) $18,283,775 $17,787,862 $16,485,556 Total Average Stockholders Common Equity (o) $2,520,003 $2,487,010 $2,418,038 Total Average Tangible Common Equity (4) (p) $1,443,131 $1,407,016 $1,328,568 Reported Return on Average Assets (i) / (n) 1.28% 1.37% 0.94% Reported Return on Average Common Equity (i) / (o) 9.27% 9.78% 6.44% Reported Return on Average Common Tangible Equity (i) / (p) 16.19% 17.29% 11.71% Adjusted Return on Average Assets (5) (j) / (n) 1.28% 1.37% 1.20% Adjusted Return on Average Common Equity (5) (j) / (o) 9.27% 9.80% 8.16% Adjusted Return on Tangible Common Equity (5) (j) / (p) 16.19% 17.32% 14.86% (1) This is not applicable starting in 2021 under the adoption of CECL. (2) Assumes an adjusted effective tax rate of 21.0%, 20.8% and 18.7%, for the quarters ended June 30, 2021, March 31, 2021 and June 30, 2020, respectively. (3) Annualized. (4) Excludes average balance of goodwill and net other intangible assets. (5) Calculated using adjusted net income.

23 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods For the Year Ended December 31, ($ in thousands except per share data) 2020 2019 2018 2017 2016 Net Interest Income - Reported (a) $516,446 $504,757 $326,252 $265,478 $183,806 Unexpected income recognized on credit impaired acquired loans (3,209) (5,120) (3,711) (4,063) (1,765) Adjusted Net Interest Income (b) 513,237 499,637 322,541 261,415 182,041 Provision Expense - Reported (c) 42,993 14,805 9,860 8,265 9,440 Noninterest Income - Reported (d) 85,063 78,176 42,224 41,287 19,555 Gain on sale of loans (356) (6,779) — (351) — (Gain) loss on sale of branch — (1,549) — (2,917) 43 Gain on sale of trust business — (1,319) — — — Loss (gain) on sale of other real estate 36 (875) (269) (850) (62) (Gain) loss on sale of securities available for sale (382) (275) 581 (124) (4) (Gain) loss on sale and disposal of premises and equipment (370) 585 (123) 21 (32) Recoveries on loans charged off prior to acquisition (4,312) (2,101) (962) (1,182) — Adjusted Noninterest Income (e) 79,679 65,863 41,451 35,884 19,500 Noninterest Expense - Reported (f) 306,134 321,864 198,619 176,813 113,790 Separation expense — (3,421) — — (2,575) OREO impairment (784) (1,801) (85) (1,412) (106) IPO related stock grants — — (136) (508) (543) Impairment of assets (462) (1,173) — — — COVID-19 expense (1,915) — — — — Acquisition expense (17,294) (42,744) (8,958) (17,259) (3,121) Adjusted Noninterest Expense (g) 285,679 272,725 189,440 157,634 107,445 Income Tax Expense - Reported (h) 51,173 53,528 31,738 45,175 26,591 Net Income - Reported (a) - (c) + (d) - (f) - (h) = (i) $201,209 $192,736 $128,259 $76,512 $53,540 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (j) $210,017 $219,582 $132,183 $88,878 $56,562 Average shares for basic EPS (k) 43,116,965 43,245,418 29,599,119 25,636,292 18,501,663 Average shares for diluted EPS (l) 43,116,965 43,245,418 29,599,119 25,742,362 18,588,309 Reported Basic EPS (i) / (k) $4.67 $4.46 $4.33 $2.98 $2.89 Reported Diluted EPS (i) / (l) $4.67 $4.46 $4.33 $2.97 $2.88 Adjusted Basic EPS (j) / (k) $4.87 $5.08 $4.47 $3.47 $3.06 Adjusted Diluted EPS (j) / (l) $4.87 $5.08 $4.47 $3.45 $3.04 EFFICIENCY RATIO Amortization of other intangible assets (m) $12,671 $12,880 $5,739 $4,639 $1,964 Reported Efficiency Ratio (f - m) / (a + d) 48.79% 53.01% 52.35% 56.13% 54.99% Adjusted Efficiency Ratio (g - m) / (b + e) 46.04% 45.95% 50.47% 51.46% 52.34% PROFITABILITY Total Average Assets (n) $16,357,736 $14,555,315 $9,478,934 $7,966,421 $5,469,542 Total Average Stockholders Common Equity (o) $2,435,474 $2,267,103 $1,476,688 $1,139,573 $635,864 Total Average Tangible Common Equity (2) (p) $1,347,584 $1,164,915 $751,911 $568,071 $362,287 Reported Return on Average Assets (i) / (n) 1.23% 1.32% 1.35% 0.96% 0.98% Reported Return on Average Common Equity (i) / (o) 8.26% 8.50% 8.69% 6.71% 8.42% Reported Return on Average Common Tangible Equity (i) / (p) 14.93% 16.55% 17.06% 13.47% 14.78% Adjusted Return on Average Assets (3) (j) / (n) 1.28% 1.51% 1.39% 1.12% 1.03% Adjusted Return on Average Common Equity (3) (j) / (o) 8.62% 9.69% 8.95% 7.80% 8.90% Adjusted Return on Tangible Common Equity (3) (j) / (p) 15.58% 18.85% 17.58% 15.65% 15.61% (1) Assumes an adjusted effective tax rate of 20.5%, 21.0%, 19.7%, 32.4% and 33.2% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively. (2) Excludes average balance of goodwill and net other intangible assets and preferred stock. (3) Calculated using adjusted net income.

24 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 June 30, 2020 Tangible Common Equity Total common stockholders equity $2,542,885 $2,493,117 $2,515,371 $2,476,373 $2,424,960 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (81,780) (84,925) (88,070) (91,215) (94,390) Tangible Common Equity $1,467,084 $1,414,171 $1,433,280 $1,391,137 $1,336,549 Tangible Assets Total Assets $18,447,721 $18,115,336 $17,753,476 $17,117,007 $16,986,025 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (81,780) (84,925) (88,070) (91,215) (94,390) Tangible Assets $17,371,920 $17,036,390 $16,671,385 $16,031,771 $15,897,614 Common shares outstanding 43,180,607 43,193,257 43,137,104 43,244,797 43,041,119 Tangible Common Equity To Tangible Assets 8.45% 8.30% 8.60% 8.68% 8.41% Book value per common share $58.89 $57.72 $58.31 $57.26 $56.34 Tangible book value per common share $33.98 $32.74 $33.23 $32.17 $31.05

25 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods ($ in thousands, except per share information) December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 Tangible Common Equity Total common stockholders equity $2,515,371 $2,339,773 $1,606,433 $1,336,018 $672,365 Adjustments: Goodwill (994,021) (994,021) (721,797) (621,458) (258,319) Other intangible assets, net (88,070) (100,741) (45,042) (43,244) (14,177) Tangible Common Equity $1,433,280 $1,245,011 $839,594 $671,316 $399,869 Tangible Assets Total Assets $17,753,476 $14,958,207 $9,849,965 $8,684,463 $5,852,801 Adjustments: Goodwill (994,021) (994,021) (721,797) (621,458) (258,319) Other intangible assets, net (88,070) (100,741) (45,042) (43,244) (14,177) Tangible Assets $16,671,385 $13,863,445 $9,083,126 $8,019,761 $5,580,305 Common shares outstanding 43,137,104 42,950,228 30,600,582 28,254,893 18,870,312 Tangible Common Equity To Tangible Assets 8.60% 8.98% 9.24% 8.37% 7.17% Book value per common share $58.31 $54.48 $52.50 $47.28 $35.63 Tangible book value per common share $33.23 $28.99 $27.44 $23.76 $21.19